UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2018
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:
PG&E Corporation	☐
Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On June 27 and June 28, 2018, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (“Utility”) elected Benito (Ben) Minicucci to serve as a director of PG&E Corporation and the Utility, respectively, effective July 1, 2018.  Mr. Minicucci also has been appointed to serve as a member of the Safety and Nuclear Operations Committee of each of PG&E Corporation’s and the Utility’s Board of Directors, effective July 1, 2018.  A copy of the related news release is attached to this report as Exhibit 99.1.

Mr. Minicucci will participate in PG&E Corporation and the Utility’s compensation program for non-employee directors (described in PG&E Corporation and the Utility’s joint proxy statement filed with the Securities and Exchange Commission on March 26, 2018).  Pursuant to the program, Mr. Minicucci will be entitled to receive the following compensation: (i) a quarterly Board retainer of $30,000 ($120,000 annually), and (ii) equity awards valued at $140,000, consisting of restricted stock units to be automatically awarded under the PG&E Corporation 2014 Long-Term Incentive Plan each year following the annual election of directors.

PG&E Corporation’s and the Utility’s Corporate Governance Guidelines require that at least 75% of each Board be composed of independent directors, as defined in the Corporate Governance Guidelines.  The Boards of PG&E Corporation and the Utility have affirmatively determined that Mr. Minicucci is an independent director.  The composition of each of PG&E Corporation’s and the Utility’s Boards of Directors currently meets the Corporate Governance Guidelines.

There are no arrangements or understandings pursuant to which Mr. Minicucci was selected as a director of PG&E Corporation or of the Utility.  Mr. Minicucci does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	News release dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: July 2, 2018		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: July 2, 2018		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary